UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 23, 2017

THE GOLDMAN SACHS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	No. 001-14965	No. 13-4019460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 23, 2017, The Goldman Sachs Group, Inc. (the “Company”) announced the early results of its tender offer to purchase for cash up to $750,000,000 aggregate principal amount of its outstanding 6.450% Subordinated Notes due 2036 (CUSIP No. 38143YAC7) (the “2036 Notes”), 5.950% Subordinated Notes due 2027 (CUSIP No. 38141GES9) (the “2027 Notes”) and 6.75% Subordinated Notes due 2037 (CUSIP No. 38141GFD1) (the “2037 Notes”). The Company also announced that it will purchase $1,000,000,000 in combined aggregate principal amount of the 2036 Notes and the 2027 Notes and that it is terminating the Offer as to the 2037 Notes. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report:

99.1	Press Release of the Company issued May 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: May 23, 2017	By	/s/ Kenneth L. Josselyn
		Name:	Kenneth L. Josselyn
		Title:	Associate General Counsel and Assistant Secretary